UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2023

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Conditions

On May 9, 2023, Soleno Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2023. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 3.02	Unregistered Sales of Equity Securities.

On May 8, 2023, the Company closed on the sale of $10 million in warrants to purchase up to an aggregate of 22,598,870 shares of the Company’s common stock (the “Warrants”) with certain entities affiliated with Nantahala Capital Management, LLC, Abingworth LLP, Vivo Capital, LLC and members of management (each, a “Purchaser,” and collectively, the “Purchasers”) pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) that the Company entered into on December 16, 2022 (the “Private Placement”). There were no underwriting discounts or placement agent fees associated with the Private Placement. Based in part upon the representations of the Purchasers in the Purchase Agreement, the offering and sale of the Warrants was exempt from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The sales of the Warrants and the shares of common stock issuable upon exercise of the Warrants by the Company in the Private Placement were not registered under the Securities Act or any state securities laws and the Warrants and the shares of common stock issuable upon exercise of the Warrants may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sales of such securities did not involve a public offering and were made without general solicitation or general advertising. In the Purchase Agreement, the Purchasers represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

ITEM 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by Soleno Therapeutics, Inc. dated May 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.
Date: May 9, 2023

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer